UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 5, 2024

Future Health ESG Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40788	86-2305680
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8 The Green, Suite 12081

Dover, DE 19901

(Address of principal executive offices, including zip code)

(833) 388-8734

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock and one-half of one redeemable Warrant	FHLTU	The Nasdaq Stock Market LLC
Common stock, par value $0.0001 per share	FHLT	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50 per share	FHLTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Purchase and Sponsor Handover Agreement

As previously announced, on February 15, 2024, Future Health ESG Corp., a Delaware corporation (“Future Health”), entered into a Purchase and Sponsor Handover Agreement (the “Purchase and Sponsor Handover Agreement”) with Blufire Capital Limited, an Abu Dhabi private company limited by shares (the “New Sponsor”), and Future Health ESG Associates 1, LLC, an Indiana limited liability company (the “Sponsor”), pursuant to which, subject to satisfaction of certain conditions, (i) the Sponsor and anchor investors agreed to transfer and assign 3,020,202 shares of common stock, par value $0.0001 per share (“Common Stock”), and 3,875,000 warrants to purchase Common Stock in exchange for the New Sponsor assuming certain liabilities in an aggregate amount of approximately $500,000 of Future Health and the Sponsor, including all ongoing expenses associated with and expected for the consummation of an initial business combination, costs and expenses incurred by Future Health in the ordinary course of business or in connection with the transactions contemplated by the Purchase and Sponsor Handover Agreement, and $250,000 in cash payable upon the execution of a letter of intent to enter into a business combination by Future Health with a potential target, and (ii) the New Sponsor agreed to become the sponsor of Future Health (together, the “Sponsor Handover”).

On March 5, 2024, Future Health, the New Sponsor and the Sponsor entered into an amendment to the Purchase and Sponsor Handover Agreement (the “First Amendment”), pursuant to which the Sponsor Handover is conditioned on, among other things, (i) the underwriters of Future Health’s initial public offering having in the aggregate either, at Future Health’s option, (a) $3,000,000 in cash or (b) a number of shares of Common Stock equal to the greater of (1) 300,000 and (2) the quotient obtained by dividing (x) $3,000,000 by (y) the three-day VWAP (as defined in the First Amendment) of the Common Stock over the three trading days immediately preceding the date of the initial filing of the re-sale registration statement on Form S-1 or F-1 (or any successor form, as applicable) to register the re-sale of such securities.

The foregoing description of the First Amendment is not complete and is qualified in its entirety by reference to the text of the First Amendment, which is filed as Exhibit 10.1 hereto and which is incorporated herein by reference.

Modified Fee Payment Obligations

As previously disclosed, pursuant to the Underwriting Agreement, dated as of September 9, 2021 (as amended or modified, the “Underwriting Agreement”), entered into in connection with the Company’s initial public offering, the Company previously agreed to (i) pay to Cantor Fitzgerald & Co. (“Cantor”), in Cantor’s capacity as representative of the underwriters, deferred underwriting commissions in an aggregate amount of $8,700,000 (the “Cantor Deferred Fee”) and (ii) pay to Roth Capital Partners LLC (“Roth”) an aggregate cash amount of $300,000 (the “Roth Fee”).

On March 5, 2024, the Company and Cantor entered into a fee modification agreement (the “Cantor Fee Modification Agreement”), pursuant to which, among other things, Cantor agreed to accept, in lieu of payment of the Cantor Deferred Fee in cash at the Closing, either, in the Company’s sole discretion, (1) a certain number of shares of the publicly traded common equity securities of the resulting public entity following the Company’s initial business combination (the “New Common Stock”) equal to the greater of (a) 290,000 and (b) the quotient obtained by dividing (x) $2,900,000 by (y) the VWAP (as defined in the Cantor Fee Modification Agreement) of the New Common Stock over the three trading days immediately preceding the date of the initial filing of the re-sale registration statement on Form S-1 or F-1 (or any successor form, as applicable) to register the re-sale of such securities (the “Cantor Fee Shares”), or (2) a non-refundable cash fee of $2,900,000. The Company’s obligations to pay the remaining portion of the deferred Cantor Deferred Fee that would otherwise be payable to Cantor in the amount of $5,800,000 was forfeited by Cantor.

Also on March 5, 2024, the Company and Roth entered into a fee modification agreement (the “Roth Fee Modification Agreement” and, together with the Cantor Fee Modification Agreement, the “Fee Modification Agreements”), pursuant to which, among other things, Roth agreed to accept, in lieu of payment of the Roth Fee in cash at the Closing, either, in the Company’s sole discretion, (1) a certain number of shares of New Common Stock equal to the greater of (a) 10,000 and (b) the quotient obtained by dividing (x) $100,000 by (y) the VWAP (as defined in the Roth Fee Modification Agreement) of the New Common Stock over the three trading days immediately preceding the date of the initial filing of the re-sale registration statement on Form S-1 or F-1 (or any successor form, as applicable) to register the re-sale of such securities (the “Roth Fee Shares”), or (2) a non-refundable cash fee of $100,000. The Company’s obligations to pay the remaining portion of the Roth Fee that would otherwise be payable to Roth in the amount of $200,000 was forfeited by Roth.

In addition to Company’s obligation to deliver, at its election in lieu of the non-refundable cash fees described above, the Cantor Fee Shares to Cantor and the Roth Fee Shares to Roth, free and clear of specified restrictions, the terms of the Fee Modification Agreements also include registration rights obligations on the part of the Company, which include obligations to use its best efforts to file a resale registration statement covering the Cantor Fee Shares and the Roth Fee Shares and to maintain the effectiveness thereof while Cantor continues to hold any Cantor Fee Shares or Roth continues to hold any Roth Fee Shares, in each case in accordance with the terms of the applicable Fee Modification Agreement.

The foregoing descriptions of the Cantor Fee Modification Agreement and the Roth Fee Modification Agreement are qualified in their entirety by the full text of the Cantor Fee Modification Agreement and the Roth Fee Modification Agreement, copies of which are filed as Exhibit 10.2 and Exhibit 10.3, respectively, hereto and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	First Amendment, dated March 5, 2024, to Purchase and Sponsor Handover Agreement, dated February 15, 2024, by and among Future Health ESG Corp., Blufire Capital Limited, and Future Health ESG Associates 1, LLC
10.2	Fee Reduction Agreement, dated March 5, 2024, by and between Future Health ESG Corp. and Cantor Fitzgerald & Co.
10.3	Fee Reduction Agreement, dated March 5, 2024, by and between Future Health ESG Corp. and Roth Capital Partners LLC
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUTURE HEALTH ESG CORP

	By:	/s/ Bradley A. Bostic
		Name:	Bradley A. Bostic
		Title:	Chief Executive Officer

Date: March 6, 2024